                                                                   EXHIBIT 10.20


                                    EBAY INC.

TO:     JEFF JORDAN
FROM:   EBAY

RE:     RETENTION BONUS PLAN
DATE:   APRIL 3, 2001
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eBay Inc. (the "Company") is pleased to provide you with this Retention Bonus Plan ("Plan") to encourage you to remain employed by the Company. Set forth below is your Plan for 2001-2005.

RETENTION BONUS SCHEDULE:

Under the Plan, you are eligible to earn annual retention bonuses for the years 2001 through 2005, under the following schedule:

         BONUS PAYMENT DATE                                   BONUS AMOUNT
         ------------------                                   ------------
         April 3, 2002                                        $224,550.00
         April 3, 2003                                        $215,287.50
         April 3, 2004                                        $206,025.00
         April 3, 2005                                        $196,762.50

The retention bonuses are subject to standard payroll deductions and withholdings. You must be employed by the company on the Bonus Payment Date in order to earn and receive the retention bonus. You understand that if your employment ceases prior to the Bonus Payment Date for any reason, you will not be eligible to receive the retention bonus for that or any subsequent year and that no pro rata retention bonus can be earned.

AGREED AND ACCEPTED:

/s/ Jeff Jordan                        Date: April 3, 2001
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JEFF JORDAN